Columbia Funds Series Trust  -
Semi-annual N-SAR report for the
period ending 8/31/10

Columbia Convertible Securities
Fund
Columbia Global Value Fund
Columbia International Value Fund
Columbia Large Cap Core Fund
Columbia Large Cap Enhanced Core
Fund
Columbia Large Cap Index Fund
Columbia Large Cap Value Fund
Columbia Marsico 21st Century
Fund
Columbia Marsico International
Opportunities Fund
Columbia Marsico Global Fund
Columbia Marsico Focused Equities
Fund
Columbia Marsico Growth Fund
Columbia Mid Cap Index Fund
Columbia Mid Cap Value Fund
Columbia Multi-Advisor
International Equities Fund
Columbia Overseas Value Fund
Columbia Small Cap Growth Fund II
Columbia Small Cap Index Fund
Columbia Small Cap Value Fund II
(the "Funds")




Item 77C - Matters submitted to a
vote of security holders:


Columbia Global Value Fund,
Columbia International Value Fund,
Columbia
Marsico Global Fund, Columbia
Marsico International Opportunities
Fund and
Columbia Multi-Advisor
International Equity Fund

On March 3, 2010, a special meeting
of shareholders of Columbia Funds
Series Trust was held to consider the
approval of several proposals listed
in the proxy statement for the
meeting.   With respect to each Fund
listed
above other than Columbia Global
Value Fund, Proposal 1, Proposal 2
and
Proposal 3 were voted at the March
3, 2010 meeting of shareholders and
Proposal 4 was voted on at an
adjourned meeting of shareholders
held on
April 26, 2010. 1  With respect to
Columbia Global Value Fund,
Proposal
2 was voted on at an adjourned
meeting held on March 31, 2010 and
Proposal 1, Proposal 3 and Proposal
4 were voted on at an adjourned
meeting held on April 26, 2010.
The results of the shareholder
meetings are as follows:

Proposal 1:  A proposed Investment
Management Services Agreement
with CMIA
was approved for each Fund listed
above, as follows:

Fund                Votes For         Votes
Broker

Against       Abstentions       Non-
Votes
Columbia Global
Value Fund    5,105,012
280,874          225,974
1,917,940
Columbia
International
Value  Fund  2   69,448,953
518,836          591,610
14,590,345
Columbia
Marsico Global
Fund                  562,439               0
0                      122,195
Columbia
Marsico
International
Opportunities
Fund           87,835,581
332,970               338,256
15,193,475
Columbia
Multi-Advisor
International
Equity Fund  119,019,775
61,302                  33,406
1,644,857


Proposal 2:  A proposed Investment
Subadvisory Agreement with
Marsico
Capital Management, LLC. was
approved for Columbia Marsico
Global Fund,
Columbia Marsico International
Opportunities Fund and Columbia
Multi-Advisor International Equity
Fund and a proposed Investment
Subadvisory Agreement with
Brandes was approved for Columbia
Global
Value Fund,  as follows:

                                          Votes
Broker
Fund             Votes For
Against       Abstentions       Non-
Votes
Columbia Global
Value Fund   5,078,690
246,776          164,754
1,956,121
Columbia
International
Value Fund  3  69,465,425
504,384          589,589
14,590,346
Columbia Marsico
Global Fund     561,802
637                  0                   122,195
Columbia
Marsico International
Opportunities
Fund             87,849,713
342,977             314,123
15,193,469
Columbia
Multi-Advisor
International
Equity Fund  119,023,365
55,034               36,083
1,644,859

Proposal 3:  A proposal authorizing
CMIA to enter into and materially
amend subadvisory agreements for
the Fund in the future, with the
approval of the Trust's  Board of
Trustees, but without obtaining
additional shareholder approval, was
not approved for Columbia Global
Value Fund and was approved for
each of the other Funds listed above,
as follows:

Fund           Votes For      Votes
Broker
                                       Against
Abstentions             Non-Votes
Columbia Global
Value Fund  4    4,872,609   547,626
191,624                1,917,940
Columbia
 International
Value  Fund   63,600,296  6,345,745
613,344                 14,590,359
Columbia Marsico
Global Fund  555,489                 637
6,313                      122,195
Columbia
Marsico
International
Opportunities
Fund        82,781,308
5,367,215        354,385
15,197,373
Columbia
Multi-Advisor
International
Equity Fund  111,171,052
7,912,098            31,331
1,644,859

Proposal 4:  Each of the nominees
for trustee was elected to the Trust'
Board of Trustees, each to hold
office for an indefinite term, as
follows :  5

Trustee                  Votes For
Votes Withheld     Abstentions
Edward J.
Boudreau, Jr.   2,680,026,424
72,649,450                       0
William P.
Carmichael      2,679,841,716
72,834,157                       0
William A.
Hawkins         2,679,847,210
72,828,663                       0
R. Glenn
Hilliard            2,679,699,063
72,976,810                        0
John J.
Nagorniak      2,680,054,075
72,621,799                         0
Minor M.
Shaw            2,680,402,097
72,273,776                         0
Anthony M.
Santomero    2,679,633,235
73,042,638                           0

1  As described in the proxy
statement for the meeting, Columbia
International Value Fund invests all
or substantially all of its assets
in Columbia International Value
Master Portfolio (Master Portfolio),
which
is a fund series of Columbia Funds
Master Investment Trust, LLC
(Master
Trust).  As an interestholder in
Master Trust, Columbia International
Value Fund was asked to (i) approve
a proposed Investment Management
Services Agreement with Columbia
Management Investment Advisers,
LLC
(formerly RiverSource Investments,
LLC) (CMIA) for Master Portfolio;
(ii)
approve a proposed Investment
Subadvisory Agreement with
Brandes
Investment Partners, L.P. (Brandes)
for Master Portfolio; (iii) approve a
proposal authorizing CMIA to enter
into and materially amend
subadvisory
agreements for Master Portfolio in
the future, with the approval of
Master
Trust's Board of Trustees, but
without obtaining additional
interestholder approval; and (iv)
elect the seven Trustees of Master
Trust's Board of Trustees.  As an
interest holder, the Columbia
International Feeder Fund "passed
through" its vote on the Master
Portfolio and Master Trust proposals
to its shareholders. Each proposal
on behalf of Master Portfolio and
Master Trust was approved.


2 As described in note 1, the
shareholders of Columbia
International Value
Fund (along with other
interestholders of Master Portfolio)
also approved
a proposed Investment Management
Services Agreement with CMIA for
Master
Portfolio.


3  As described in note 1, the
shareholders of Columbia
International
Value Fund (along with other
interestholders of Master Portfolio)
also
approved a proposed Investment
Subadvisory Agreement with
Brandes for
Master Portfolio.


4  As described in note 1, the
shareholders of Columbia
International
Value Fund (along with other
interestholders of Master Portfolio)
also
approved a proposal authorizing
CMIA to enter into and materially
amend
subadvisory agreements for Master
Portfolio in the future, with the
approval of Master Trust's Board of
Trustees, but without obtaining
additional interestholder approval.

5  As described in note 1, the
shareholders of Columbia
International
Value Fund (along with other
interestholders of Master Trust) also
elected
each of the nominees for trustee to
Master Trust's Board of Trustees,
each
 to hold office for an indefinite term.

Columbia Large Cap Index Fund,
Columbia Large Cap Enhanced Core
Fund,
Columbia Small Cap Index Fund and
Columbia Mid Cap Index Fund

On March 3, 2010, a special meeting
of shareholders of Columbia Funds
Series Trust was held to consider the
approval of several proposals
listed in the proxy statement for the
meeting.   Proposal 1 and Proposal 2
were voted at the March 3, 2010
meeting of shareholders and
Proposal 3
was voted on at an adjourned
meeting of shareholders held on
April 26,
2010.  The results of shareholder
meeting are as follows:

Proposal 1:  A proposed Investment
Management Services Agreement
with
Columbia Management Investment
Advisers, LLC (formerly,
RiverSource
Investments, LLC) (CMIA) was
approved for each Fund as follows:


Votes                              Broker
Fund                  Votes For
Against    Abstentions    Non-Votes
Columbia
Large Cap
Index Fund
	           84,960,482
504,201          284,560
2,531,098
Columbia Large
Cap Enhanced
Core  Fund         48,704,635
43,979              6,340
987,295
Columbia Small
Cap Index Fund  77,647,383
774,058          385,722
4,365,757
Columbia Mid
Cap Index
Fund                167,558,115
148,707            69,782
7,585,853





Proposal 2:  A proposal authorizing
CMIA to enter into and materially
amend subadvisory agreements for
the Fund in the future, with the
approval of the Trust's  Board of
Trustees, but without obtaining
additional shareholder approval, was
approved for each
Fund as follows:

                                                  Votes
Broker
Fund                  Votes For
Against    Abstentions     Non-Votes
Columbia Large
Cap Index Fund    84,561,412
899,119   288,710        2,531,099
Columbia Large
Cap Enhanced
Core  Fund         45,908,850
2,843,344       2,759            987,296
Columbia Small
Cap Index Fund  76,683,773
1,700,653    422,730         4,365,763
Columbia Mid
Cap Index
Fund               164,766,408
2,923,322      86,867         7,585,859


Proposal 3:  Each of the nominees
for trustees was elected to the Trust's
Board of Trustees, each to hold
office until he or she dies, resigns or
is
removed or, if sooner, until the next
meeting of shareholders called for
the purpose of electing trustees and
until the election and qualification
of his or her successor, as follows:

Trustee                    Votes For
Votes Withheld     Abstentions
Edward J.
Boudreau, Jr.        2,680,026,424
72,649,450                0
William P.
Carmichael            2,679,841,716
72,834,157               0
William A.
Hawkins                2,679,847,210
72,828,663               0
R. Glenn Hilliard     2,679,699,063
72,976,810               0
John J. Nagorniak  2,680,054,075
72,621,799               0
Minor M. Shaw      2,680,402,097
72,273,776               0
Anthony M.
Santomero            2,679,633,235
73,042,638                0



Columbia Overseas Value Fund

On March 3, 2010, a special meeting
of shareholders of Columbia Funds
Series Trust was held to consider the
approval of several proposals listed
in the proxy statement for the
meeting.   Proposal 1 and Proposal 2
were
voted on at the March 3, 2010
meeting of shareholders and
Proposal 3
was voted on at an adjourned
meeting of shareholders held on
April 26,
2010.  The results of shareholder
meeting are as follows:

Proposal 1:  A proposed Investment
Management Services Agreement
with
Columbia Management Investment
Advisers, LLC (formerly,
RiverSource
Investments, LLC) (CMIA) was
approved as follows:

Votes For    Votes Against
Abstentions    Broker Non-Votes
1,085,397          0                         0
0

Proposal 2:  A proposal authorizing
CMIA to enter into and materially
amend subadvisory agreements for
the Fund in the future, with the
approval of the Trust's Board of
Trustees, but without obtaining
additional shareholder approval, was
approved as follows:

Votes For      Votes Against
Abstentions     Broker Non-Votes
1,085,397                0
0                         0



Proposal 3:  Each of the nominees
for trustees was elected to the Trust's
Board of Trustees, each to hold
office until he or she dies, resigns or
is
removed or, if sooner, until the next
meeting of shareholders called for
the purpose of electing trustees and
until the election and qualification of
his or her successor, as follows:

Trustee                         Votes For
Votes Withheld     Abstentions
Edward J. Boudreau,
Jr.                             2,680,026,424
72,649,450                0
William P.
Carmichael               2,679,841,716
72,834,157               0
William A. Hawkins  2,679,847,210
72,828,663               0
R. Glenn Hilliard       2,679,699,063
72,976,810               0
John J. Nagorniak   2,680,054,075
72,621,799              0
Minor M. Shaw       2,680,402,097
72,273,776              0
Anthony M.
Santomero             2,679,633,235
73,042,638              0


Columbia Convertible Securities
Fund

On March 3, 2010, a special meeting
of shareholders of Columbia Funds
Series Trust was held to consider the
approval of several proposals listed
in the proxy statement for the
meeting.   Proposal 1 and Proposal 2
were
voted on at the March 3, 2010
meeting of shareholders and
Proposal 3 was
voted on at an adjourned meeting of
shareholders held on April 26, 2010.
The
results of shareholder meeting are as
follows:

Proposal 1:  A proposed Investment
Management Services Agreement
with
Columbia Management Investment
Advisers, LLC (formerly,
RiverSource
Investments, LLC) (CMIA) was
approved as follows:

Votes For        Votes Against
Abstentions      Broker Non-Votes
21,804,849          374,898
402,683          8,839,428

Proposal 2:  A proposal authorizing
CMIA to enter into and materially
amend subadvisory agreements for
the Fund in the future, with the
approval of the Trust's Board of
Trustees, but without obtaining
additional shareholder approval, was
approved as follows:

Votes For       Votes Against
Abstentions    Broker Non-Votes
21,457,483        735,584
389,356          8,839,435


Proposal 3:  Each of the nominees
for trustees was elected to the Trust's
Board of Trustees, each to hold
office until he or she dies, resigns or
is
removed or, if sooner, until the next
meeting of shareholders called for
the purpose of electing trustees and
until the election and qualification of
his or her successor, as follows:

Trustee                      Votes For
Votes Withheld     Abstentions
Edward J. Boudreau,
Jr.                             2,680,026,424
72,649,450                    0
William P.
Carmichael               2,679,841,716
72,834,157                    0
William A. Hawkins  2,679,847,210
72,828,663                   0
R. Glenn Hilliard       2,679,699,063
72,976,810                   0
John J. Nagorniak    2,680,054,075
72,621,799                   0
Minor M. Shaw        2,680,402,097
72,273,776                   0
Anthony M.
Santomero             2,679,633,235
73,042,638                   0


Columbia Large Cap Value Fund

On March 3, 2010, a special meeting
of shareholders of Columbia Funds
Series Trust was held to consider the
approval of several proposals listed
in the proxy statement for the
meeting.   Proposal 1 and Proposal 2
were
voted on at the March 3, 2010
meeting of shareholders and
Proposal 3 was
voted on at an adjourned meeting of
shareholders held on April 26, 2010.
The results of shareholder meeting
are as follows:

Proposal 1:  A proposed Investment
Management Services Agreement
with
Columbia Management Investment
Advisers, LLC (formerly,
RiverSource
Investments,LLC) (CMIA) was
approved as follows:

Votes For         Votes Against
Abstentions    Broker Non-Votes
158,366,828         2,002,248
2,029,776          45,675,012

Proposal 2:  A proposal authorizing
CMIA to enter into and materially
amend subadvisory agreements for
the Fund in the future, with the
approval of the Trust's Board of
Trustees, but without obtaining
additional shareholder approval, was
approved as follows:

Votes For       Votes Against
Abstentions     Broker Non-Votes
139,294,486     21,123,919
1,980,435           45,675,025


Proposal 3:  Each of the nominees
for trustees was elected to the Trust's
Board of Trustees, each to hold
office until he or she dies, resigns or
is
removed or, if sooner, until the next
meeting of shareholders called for
the purpose of electing trustees and
until the election and qualification
of his or her successor, as follows:

Trustee                 Votes For     Votes
Withheld     Abstentions
Edward J. Boudreau,
Jr.                            2,680,026,424
72,649,450            0
William P.
Carmichael              2,679,841,716
72,834,157             0
William A. Hawkins  2,679,847,210
72,828,663             0
R. Glenn Hilliard       2,679,699,063
72,976,810            0
John J. Nagorniak    2,680,054,075
72,621,799             0
Minor M. Shaw        2,680,402,097
72,273,776             0
Anthony M.
Santomero              2,679,633,235
73,042,638             0


Columbia Mid Cap Value Fund

On March 3, 2010, a special meeting
of shareholders of Columbia Funds
Series Trust was held to consider the
approval of several proposals listed
in the proxy statement for the
meeting.   Proposal 1 and Proposal 2
were
voted on at the March 3, 2010
meeting of shareholders and
Proposal 3 was
voted on at an adjourned meeting of
shareholders held on April 26, 2010.
The results of shareholder meeting
are as follows:

Proposal 1:  A proposed Investment
Management Services Agreement
with
Columbia Management Investment
Advisers, LLC (formerly,
RiverSource
Investments, LLC) (CMIA) was
approved as follows:

Votes For     Votes Against
Abstentions    Broker Non-Votes
188,375,965     4,623,790
4,403,711          29,218,598

Proposal 2:  A proposal authorizing
CMIA to enter into and materially
amend subadvisory agreements for
the Fund in the future, with the
approval
of the Trust's Board of Trustees, but
without obtaining additional
shareholder approval, was approved
as follows:

Votes For       Votes Against
Abstentions     Broker Non-Votes
169,351,827     23,451,817
4,599,787              29,218,633

Proposal 3:  Each of the nominees
for trustees was elected to the Trust's
Board of Trustees, each to hold
office until he or she dies, resigns or
is
removed or, if sooner, until the next
meeting of shareholders called for
the purpose of electing trustees and
until the election and qualification
of his or her successor, as follows:

Trustee                  Votes For
Votes Withheld        Abstentions
Edward J. Boudreau,
Jr.                             2,680,026,424
72,649,450                  0
William P.
Carmichael                2,679,841,716
72,834,157                 0
William A. Hawkins   2,679,847,210
72,828,663                 0
R. Glenn Hilliard        2,679,699,063
72,976,810                 0
John J. Nagorniak    2,680,054,075
72,621,799                 0
Minor M. Shaw        2,680,402,097
72,273,776                 0
Anthony M.
Santomero               2,679,633,235
73,042,638                  0


Columbia Small Cap Value Fund II

On March 3, 2010, a special meeting
of shareholders of Columbia Funds
Series Trust was held to consider the
approval of several proposals listed
in the proxy statement for the
meeting. Proposal 1 and Proposal 2
were
voted on at an adjourned meeting of
shareholders held on March 31, 2010
and Proposal 3 was voted on at an
adjourned meeting of shareholders
held
on April 26, 2010.  The results of
shareholder meeting are as follows:

Proposal 1:  A proposed Investment
Management Services Agreement
with
Columbia Management Investment
Advisers, LLC (formerly,
RiverSource
Investments, LLC) (CMIA) was
approved as follows:

Votes For          Votes Against
Abstentions      Broker Non-Votes
54,139,398             748,547
948,705           13,513,616

Proposal 2:  A proposal authorizing
CMIA to enter into and materially
amend subadvisory agreements for
the Fund in the future, with the
approval
of the Trust's Board of Trustees, but
without obtaining additional
shareholder approval, was approved
as follows:

Votes For          Votes Against
Abstentions     Broker Non-Votes
50,234,093             3,964,470
1,638,081          13,513,623


Proposal 3:  Each of the nominees
for trustees was elected to the Trust's
Board of Trustees, each to hold
office until he or she dies, resigns or
is
removed or, if sooner, until the next
meeting of shareholders called for
the purpose of electing trustees and
until the election and qualification
of his or her successor, as follows:

Trustee                     Votes For
Votes Withheld     Abstentions
Edward J. Boudreau,
Jr.                            2,680,026,424
72,649,450              0
William P.
Carmichael               2,679,841,716
72,834,157              0
William A. Hawkins  2,679,847,210
72,828,663              0
R. Glenn Hilliard       2,679,699,063
72,976,810              0
John J. Nagorniak    2,680,054,075
72,621,799               0
Minor M. Shaw        2,680,402,097
72,273,776               0
Anthony M.
Santomero              2,679,633,235
73,042,638                0


Columbia Marsico 21st Century
Fund

On March 3, 2010, a special meeting
of shareholders of Columbia Funds
Series Trust was held to consider the
approval of several proposals listed
in the proxy statement for the
meeting. Proposal 1 and Proposal 2
were
voted on at an adjourned meeting of
shareholders held on March 31, 2010
and Proposal 3 and Proposal 4 was
voted on at an adjourned meeting of
shareholders held on April 26, 2010.
The results of shareholder meeting
are as follows:

Proposal 1:  A proposed Investment
Management Services Agreement
with
Columbia Management Investment
Advisers, LLC (formerly,
RiverSource
Investments, LLC) (CMIA) was
approved as follows:

Votes For          Votes Against
Abstentions     Broker Non-Votes
160,853,963          6,653,294
5,631,522          49,778,675

Proposal 2:  A proposed Subadvisory
Agreement with Marsico Capital
Management, LLC was approved as
follows:

Votes For          Votes Against
Abstentions     Broker Non-Votes
162,499,727           4,993,389
5,645,659        49,778,680

Proposal 3:  A proposal authorizing
CMIA to enter into and materially
amend subadvisory agreements for
the Fund in the future, with the
approval
of the Trust's Board of Trustees, but
without obtaining additional
shareholder approval, was approved
as follows:

Votes For       Votes Against
Abstentions     Broker Non-Votes
151,315,077       19,080,723
5,950,494        49,981,634

Proposal 4:  Each of the nominees
for trustees was elected to the Trust's
Board of Trustees, each to hold
office until he or she dies, resigns or
is
removed or, if sooner, until the next
meeting of shareholders called for
the purpose of electing trustees and
until the election and qualification
of his or her successor, as follows:

Trustee                     Votes For
Votes Withheld      Abstentions
Edward J. Boudreau,
Jr                                 2,680,026,424
72,649,450                 0
William P.
Carmichael
2,679,841,716            72,834,157
0
William A. Hawkins
2,679,847,210            72,828,663
0
R. Glenn Hilliard
2,679,699,063            72,976,810
0
John J. Nagorniak       2,680,054,075
72,621,799                0
Minor M. Shaw
2,680,402,097            72,273,776
0
Anthony M.
Santomero                  2,679,633,235
73,042,638                0


Columbia Marsico Growth Fund

On March 3, 2010, a special meeting
of shareholders of Columbia Funds
Series Trust was held to consider the
approval of several proposals listed
in the proxy statement for the
meeting.   Proposal 1  and Proposal 2
were
voted on at the March 3, 2010
meeting of shareholders, Proposal 3
was
voted on at an adjourned meeting of
shareholders held on March 31, 2010
and Proposal 4 was voted on at an
adjourned meeting of shareholders
held
on April 26, 2010.  The results of
shareholder meeting are as follows:

Proposal 1:  A proposed Investment
Management Services Agreement
with
Columbia Management Investment
Advisers, LLC (formerly,
RiverSource
Investments, LLC) (CMIA) was
approved as follows:

Votes For           Votes Against
Abstentions      Broker Non-Votes
117,767,575          1,869,396
2,220,123        49,805,372

Proposal 2:  A proposed Subadvisory
Agreement with Marsico Capital
Management, LLC was approved as
follows:

Votes For          Votes Against
Abstentions      Broker Non-Votes
117,820,760         1,849,655
2,186,683           49,805,369

Proposal 3:  A proposal authorizing
CMIA to enter into and materially
amend subadvisory agreements for
the Fund in the future, with the
approval
of the Trust's Board of Trustees, but
without obtaining additional
shareholder approval, was not
approved as follows:

Votes For          Votes Against
Abstentions     Broker Non-Votes
104,860,314         23,194,882
2,983,769        46,005,142

Proposal 4:  Each of the nominees
for trustees was elected to the Trust's
Board of Trustees, each to hold
office until he or she dies, resigns or
is
removed or, if sooner, until the next
meeting of shareholders called for
the purpose of electing trustees and
until the election and qualification of
his or her successor, as follows:

Trustee                       Votes For
Votes Withheld      Abstentions
Edward J. Boudreau,
Jr.                             2,680,026,424
72,649,450                 0
William P.
Carmichael                2,679,841,716
72,834,157                 0
William A. Hawkins   2,679,847,210
72,828,663                 0
R. Glenn Hilliard        2,679,699,063
72,976,810                 0
John J. Nagorniak     2,680,054,075
72,621,799                0
Minor M. Shaw         2,680,402,097
72,273,776                0
Anthony M.
Santomero              2,679,633,235
73,042,638                 0


Columbia Marsico Focused Equities
Fund

On March 3, 2010, a special meeting
of shareholders of Columbia Funds
Series Trust was held to consider the
approval of several proposals listed
in the proxy statement for the
meeting.   Proposal 1 , Proposal 2
and
Proposal 3 were voted on at the
March 3, 2010 meeting of
shareholders and
Proposal 4 was voted on at an
adjourned meeting of shareholders
held on
April 26, 2010.  The results of
shareholder meeting are as follows:

Proposal 1:  A proposed Investment
Management Services Agreement
with
Columbia Management Investment
Advisers, LLC (formerly,
RiverSource
Investments, LLC) (CMIA) was
approved as follows:

Votes For     Votes Against
Abstentions     Broker Non-Votes
78,441,211      1,306,192
1,385,208        21,332,030

Proposal 2:  A proposed Subadvisory
Agreement with Marsico Capital
Management, LLC was approved as
follows:

Votes For      Votes Against
Abstentions     Broker Non-Votes
78,480,259         1,230,968
1,421,393          21,332,022

Proposal 3:  A proposal authorizing
CMIA to enter into and materially
amend subadvisory agreements for
the Fund in the future, with the
approval of the Trust's Board of
Trustees, but without obtaining
additional shareholder approval, was
approved as follows:

Votes For     Votes Against
Abstentions     Broker Non-Votes
74,850,575        4,768,308
1,511,977        21,333,781

Proposal 4:  Each of the nominees
for trustees was elected to the Trust's
Board of Trustees, each to hold
office until he or she dies, resigns or
is
removed or, if sooner, until the next
meeting of shareholders called for
the purpose of electing trustees and
until the election and qualification
of his or her successor, as follows:

Trustee          Votes For     Votes
Withheld     Abstentions
Edward J. Boudreau,
Jr.                            2,680,026,424
72,649,450                0
William P.
Carmichael               2,679,841,716
72,834,157                0
William A. Hawkins  2,679,847,210
72,828,663                0
R. Glenn Hilliard       2,679,699,063
72,976,810                0
John J. Nagorniak    2,680,054,075
72,621,799                0
Minor M. Shaw        2,680,402,097
72,273,776                0
Anthony M.
Santomero              2,679,633,235
73,042,638                 0



Columbia Small Cap Growth Fund II

On March 3, 2010, a special meeting
of shareholders of Columbia Funds
Series Trust was held to consider the
approval of several proposals listed
in the proxy statement for the
meeting.   Proposal 1 and Proposal 2
were
voted on at the March 3, 2010
meeting of shareholders and
Proposal 3 was
voted on at an adjourned meeting of
shareholders held on April 26, 2010.
The results of shareholder meeting
are as follows:

Proposal 1:  A proposed Investment
Management Services Agreement
with
Columbia Management Investment
Advisers, LLC (formerly,
RiverSource
Investments, LLC) (CMIA) was
approved as follows:

Votes For     Votes Against
Abstentions    Broker Non-Votes
25,012,023        442,165
271,076       4,222,860

Proposal 2:  A proposal authorizing
CMIA to enter into and materially
amend subadvisory agreements for
the Fund in the future, with the
approval of the Trust's Board of
Trustees, but without obtaining
additional shareholder approval, was
approved as follows:

Votes For          Votes Against
Abstentions     Broker Non-Votes
22,440,447           3,019,500
265,310         4,222,867

Proposal 3:  Each of the nominees
for trustees was elected to the Trust's
Board of Trustees, each to hold
office until he or she dies, resigns or
is
removed or, if sooner, until the next
meeting of shareholders called for
the purpose of electing trustees and
until the election and qualification of
his or her successor, as follows:

Trustee          Votes For        Votes
Withheld      Abstentions
Edward J. Boudreau,
Jr.                           2,680,026,424
72,649,450               0
William P.
Carmichael              2,679,841,716
72,834,157               0
William A. Hawkins  2,679,847,210
72,828,663               0
R. Glenn Hilliard       2,679,699,063
72,976,810               0
John J. Nagorniak    2,680,054,075
72,621,799               0
Minor M. Shaw        2,680,402,097
72,273,776              0
Anthony M.
Santomero              2,679,633,235
73,042,638               0



Columbia Large Cap Core Fund

On March 3, 2010, a special meeting
of shareholders of Columbia Funds
Series Trust was held to consider the
approval of several proposals listed
in the proxy statement for the
meeting.   Proposal 1 and Proposal 2
were
voted on at the March 3, 2010
meeting of shareholders and
Proposal 3 was
voted on at an adjourned meeting of
shareholders held on April 26, 2010.
The results of shareholder meeting
are as follows:

Proposal 1:  A proposed Investment
Management Services Agreement
with
Columbia Management Investment
Advisers, LLC (formerly,
RiverSource
Investments, LLC) (CMIA) was
approved as follows:

Votes For      Votes Against
Abstentions     Broker Non-Votes
81,431,561      175,174          125,851
7,462,936

Proposal 2:  A proposal authorizing
CMIA to enter into and materially
amend subadvisory agreements for
the Fund in the future, with the
approval of the Trust's Board of
Trustees, but without obtaining
additional shareholder approval, was
approved as follows:

Votes For     Votes Against
Abstentions     Broker Non-Votes
66,788,039      14,801,055
143,490          7,462,938

Proposal 3:  Each of the nominees
for trustees was elected to the Trust's
Board of Trustees, each to hold
office until he or she dies, resigns or
is
removed or, if sooner, until the next
meeting of shareholders called for
the purpose of electing trustees and
until the election and qualification
of his or her successor, as follows:

Trustee                        Votes For
Votes Withheld     Abstentions
Edward J. Boudreau,
Jr.                            2,680,026,424
72,649,450                          0
William P.
Carmichael               2,679,841,716
72,834,157                          0
William A. Hawkins  2,679,847,210
72,828,663                          0
R. Glenn Hilliard       2,679,699,063
72,976,810                          0
John J. Nagorniak    2,680,054,075
72,621,799                         0
Minor M. Shaw        2,680,402,097
72,273,776                         0
Anthony M.
Santomero             2,679,633,235
73,042,638                         0




Item 77D/77Q1(b) - Policies with
Respect to Securities Investments:

On April 29, 2010, Form Type
485As, accession numbers
0001193125-10-099328
and 0001193125-10-099362, post-
effective amendment numbers 80
and 81 to
the registration statement of
Columbia Funds Series Trust on
behalf of the
Funds was filed with the SEC. It is
hereby incorporated by reference as
part of the response to these Items
77D and 77Q1(b) of Form N-SAR.
The
post-effective amendment disclosed,
among other things, certain changes
that were made to the policies with
respect to security investments of
Columbia Convertible Securities
Fund, Columbia Global Value Fund,
Columbia
International Value Fund, Columbia
Marsico Global Fund, Columbia
Marsico
International Opportunities Fund,
Columbia Multi-Advisor
International
Equity Fund.

Item 77D/77Q1(b) - Policies with
Respect to Securities Investments:

On April 30, 2010, a Form Type 497,
accession number 0001193125-10-
102132,
which included supplements dated
May 1, 2010 to the registration
statement
of Columbia Funds Series Trust, was
filed with the SEC. These are hereby
incorporated by reference as part of
the response to these Items 77D and
77Q1(b) of Form N-SAR. The
supplements disclosed, among other
things,
certain changes that were made to
the entities serving as investment
adviser, administrator, distributor,
and transfer agent of the Funds upon
the closing of the sale of a portion of
the asset management business,
including the business of managing
the Funds, from Bank of America,
N.A.
to Ameriprise Financial, Inc. on
April 30, 2010.

Item 77E - Legal Proceedings:

Information Regarding Pending and
Settled
Legal Proceedings

In June 2004, an action captioned
John E. Gallus et al. v.
American Express Financial Corp.
and American Express
Financial Advisors Inc. was filed in
the United States District
Court for the District of Arizona.
The plaintiffs allege that they
are investors in several American
Express Company (now
known as legacy RiverSource)
mutual funds and they purport
to bring the action derivatively on
behalf of those funds under
the Investment Company Act of
1940. The plaintiffs allege that
fees allegedly paid to the defendants
by the funds for
investment advisory and
administrative services are excessive.
The plaintiffs seek remedies
including restitution and
rescission of investment advisory
and distribution agreements.
The plaintiffs voluntarily agreed to
transfer this case to the
United States District Court for the
District of Minnesota (the
District Court). In response to
defendants motion to dismiss
the complaint, the District Court
dismissed one of plaintiffs
four claims and granted plaintiffs
limited discovery.
Defendants moved for summary
judgment in April 2007.
Summary judgment was granted in
the defendants favor on
July 9, 2007. The plaintiffs filed a
notice of appeal with the
Eighth Circuit Court of Appeals (the
Eighth Circuit) on
August 8, 2007. On April 8, 2009,
the Eighth Circuit reversed
summary judgment and remanded to
the District Court for
further proceedings. On August 6,
2009, defendants filed a writ
of certiorari with the U.S. Supreme
Court (the Supreme Court),
asking the Supreme Court to stay the
District Court
proceedings while the Supreme
Court considers and rules in a
case captioned Jones v. Harris
Associates, which involves issues
of law similar to those presented in
the Gallus case. On
March 30, 2010, the Supreme Court
issued its ruling in Jones v.
Harris Associates, and on April 5,
2010, the Supreme Court
vacated the Eighth Circuits decision
in the Gallus case and
remanded the case to the Eighth
Circuit for further
consideration in light of the Supreme
Courts decision in Jones
v. Harris Associates. On June 4,
2010, the Eighth Circuit
remanded the Gallus case to the
District Court for further
consideration in light of the Supreme
Courts decision in Jones
v. Harris Associates.

In December 2005, without
admitting or denying the
allegations, American Express
Financial Corporation (AEFC,
which is now known as Ameriprise
Financial, Inc. (Ameriprise
Financial)), entered into settlement
agreements with the
Securities and Exchange
Commission (SEC) and Minnesota
Department of Commerce (MDOC)
related to market timing
activities. As a result, AEFC was
censured and ordered to
cease and desist from committing or
causing any violations of
certain provisions of the Investment
Advisers Act of 1940, the
Investment Company Act of 1940,
and various Minnesota laws.
AEFC agreed to pay disgorgement of
$10 million and civil
money penalties of $7 million.
AEFC also agreed to retain an
independent distribution consultant
to assist in developing a
plan for distribution of all
disgorgement and civil penalties
ordered by the SEC in accordance
with various undertakings
detailed at
http://www.sec.gov/litigation/admin/
ia-2451.pdf.
Ameriprise Financial and its
affiliates have cooperated with
the SEC and the MDOC in these
legal proceedings, and have
made regular reports to the funds
Boards of Directors/Trustees.

Ameriprise Financial and certain of
its affiliates have
historically been involved in a
number of legal, arbitration and
regulatory proceedings, including
routine litigation, class
actions, and governmental actions,
concerning matters arising
in connection with the conduct of
their business activities.
Ameriprise Financial believes that
the Funds are not currently
the subject of, and that neither
Ameriprise Financial nor any
of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of
Ameriprise Financial or its affiliates
to perform under their
contracts with the Funds. Ameriprise
Financial is required to
make 10-Q, 10-K and, as necessary,
8-K filings with the
Securities and Exchange
Commission on legal and regulatory
matters that relate to Ameriprise
Financial and its affiliates.
Copies of these filings may be
obtained by accessing the SEC
website at www.sec.gov.

There can be no assurance that these
matters, or the adverse
publicity associated with them, will
not result in increased
fund redemptions, reduced sale of
fund shares or other
adverse consequences to the Funds.
Further, although we
believe proceedings are not likely to
have a material adverse
effect on the Funds or the ability of
Ameriprise Financial or its
affiliates to perform under their
contracts with the Funds,
these proceedings are subject to
uncertainties and, as such,
we are unable to estimate the
possible loss or range of loss
that may result. An adverse outcome
in one or more of these
proceedings could result in adverse
judgments, settlements,
fines, penalties or other relief that
could have a material
adverse effect on the consolidated
financial condition or
results of operations of Ameriprise
Financial.


 Item 77H: Changes in Control of
Registrant

Below are persons presumed to
control Registrant's series
because such person owns more than
25% of a series based on
the records of the series.

Columbia Convertible Securities
Fund

As of February 28, 2010
Name of Person
Ownership % of Series
Bank of America Na PACE
31.16%



As of August 31, 2010
Name of Person
Ownership % of Series
Merrill Lynch, Pierce, Fenner
31.83%
  & Smith Inc.



Changes in Control Persons

Date/Description of

Transaction(s) Became
                                        a, or Ceased
to be,
Name of Person   Ownership % of
Series  Control Person


Item 77Q1(e) - New or amended
Registrant investment advisory
contracts:

The Investment Management
Services Agreement dated as of May
1, 2010 by
and between Columbia Management
Investment Advisers, LLC (formerly
known
as RiverSource Investments, LLC)
and Columbia Funds Series Trust, on
behalf the Funds, is incorporated by
reference to Post-Effective
Amendment
No. 82 to the Registration Statement
of Columbia Funds Series Trust  on
Form N-1A filed on May 28, 2010
(Accession No. 0000950130-10-
001346).


Item 77Q1(e) - New or amended
Registrant investment advisory
contracts:
Columbia Marsico 21st Century
Fund
Columbia Marsico International
Opportunities Fund
Columbia Marsico Global Fund
Columbia Marsico Focused Equities
Fund
Columbia Marsico Growth Fund
Columbia Multi-Advisor
International Equities Fund
(the "Marsico Sub-Advised Funds")

The Investment Sub-Advisory
Agreement dated as of May 1, 2010
by and
between Columbia Management
Investment Advisers, LLC (formerly
known as
RiverSource Investments, LLC),
Marsico Capital Management, LLC
and
Columbia Funds Series Trust, on
behalf the Marsico Sub-Advised
Funds, is
incorporated by reference to Post-
Effective Amendment No. 82 to the
Registration Statement of Columbia
Funds Series Trust  on Form N-1A
filed
on May 28, 2010 (Accession No.
0000950130-10-001346).


Item 77Q1(e) - New or amended
Registrant investment advisory
contracts:
Columbia Global Value Fund
(the "Brandes Sub-Advised Fund")

The Investment Sub-Advisory
Agreement dated as of May 1, 2010
by and
between Columbia Management
Investment Advisers, LLC (formerly
known as
RiverSource Investments, LLC),
Brandes Investment Partners, LP and
Columbia Funds Series Trust, on
behalf the Brandes Sub-Advised
Fund, is
incorporated by reference to Post-
Effective Amendment No. 82 to the
Registration Statement of Columbia
Funds Series Trust  on Form N-1A
filed
on May 28, 2010 (Accession No.
0000950130-10-001346).